Exhibit 99.2

October 2026

2 Disclaimer This Lender Presentation (together with any related oral commentary and any supplemental materials or updates, this "Presentation") is being furnished to a limited number of parties who have expressed an interest in a potential transaction (the "Potential Transaction") with Getty Images Holdings, Inc. and its subsidiaries and their respective subsidiaries (collectively, the "Company", "we" or "us"). This Presentation does not purport to be complete and is not intended to form the sole basis of any transaction decision. The recipients should conduct their own investigations and analyses of the Company in connection with any transaction. By accepting or continuing to listen to this Presentation, each recipient ("you") acknowledges that it has read, understood and accepted the terms of this Disclaimer. This Presentation is the property of the Company and contains proprietary and confidential information of the Company. This Presentation is being provided by the Company or through its financial advisors and investment bankers (collectively, "Advisors") solely for informational purposes in connection with the Potential Transaction and may be made available only to parties that are bound by confidentiality obligations owed to the Company, including pursuant to a non-disclosure agreement executed and delivered to the Company in connection with the Potential Transaction (such obligations, collectively, the "Non-Disclosure Obligations"). The Advisors were appointed only to advise the Company in accordance with their respective terms of engagement. By accepting this Presentation or any portion hereof, recipients agree to use and maintain the information in this Presentation in accordance with its compliance policies, contractual obligations (including their Non-Disclosure Obligations) and applicable laws and regulations, including federal and state securities laws. The information used to prepare this Presentation is based upon industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information furnished by the Company or information otherwise obtained from public sources, data suppliers and other third parties. None of the Company, its Advisors nor their respective Representatives (as defined below): (i) has independently verified the accuracy or completeness of the information, including without limitation any estimates, projection or financial forecasts or other forward-looking information; or (ii) will have any responsibility, obligation or liability with respect to any representations (express or implied) contained in, or for any omissions from, this Presentation and/or any other written or oral communication transmitted to the recipient in the course of such recipient's investigation and evaluation of the Company and the Potential Transaction. Portions of this Presentation may have been generated using artificial intelligence; AI is primarily used to gather general market or industry data and to compile company specific information to facilitate the recipient's preliminary review. The Company and its Advisors have assumed that any information obtained from public sources, data suppliers (including AI systems) and other third parties is reasonable and reliable but acknowledge that any such information (including AI content) could contain errors, inconsistencies, bias or outdated or irrelevant information. Certain market data information in this Presentation is based on management's estimates. The Company obtained the competitive position data used throughout this Presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. The Company believes its estimates to be reasonably accurate as of the date of this Presentation or as of the date indicated with respect to such estimates, as applicable. However, this information may prove to be inaccurate because of the method by which the Company obtained some of the data or estimates or because this information cannot always be verified due to the limits of the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Unless otherwise indicated, the information contained herein speaks only as of the date hereof and is subject to change, completion, or amendment without notice. There can be no assurance that any of the information contained herein is reflective of future performance to any degree. Notwithstanding anything to the contrary contained herein, no representation or warranty, express or implied, is or will be given by the Company, its Advisors or any of their respective affiliates, directors, officers, partners, employees, agents or advisors or any other person (collectively, "Representatives") as to the accuracy, completeness, reasonableness or fair presentation of any information or any conclusion contained in this Presentation or in any other information provided or made available to the recipient in the course of its evaluation of the Company, and none shall have any liability resulting from the use or content of this Presentation or any other such information provided or made available to the recipient including, for any representations or warranties, expressed or implied, contained in, or for any omissions from, this Presentation or any other written or oral communications. The only information that will have any legal effect and upon which an interested party may rely will be in such representations and warranties as may be contained in a definitive agreement providing for a Potential Transaction, when, as and if executed, and in accordance with such terms and subject to such conditions as may be specified therein. In all cases, interested parties should conduct their own investigation and analysis of the Company and the information contained in this Presentation. This Presentation speaks as of the date hereof. The Company and its affiliates have no obligation to update or supplement any material contained herein or otherwise provide additional information, and Company and its affiliates reserve the right to amend or replace this Presentation at any time, to approve or disapprove any prospective participant or other counterpart, to accept or reject, in whole or in part, any request by any party to participate as investor, participant or otherwise in the Potential Transaction, to allocate to any party a smaller portion of or participation in the Potential Transaction than the amount sought by such party, to terminate any party's participation in the process and to withdraw from any further discussions, negotiations or transaction. None of the Company or the Advisors will have any liability or obligation whatsoever to the recipient or any prospective transaction counterparty in the event of any of the foregoing. This Presentation should not be considered as a recommendation by the Company, its Advisors or any of their respective affiliates or other Representatives in relation to the Company or the Potential Transaction, nor does it constitute an offer or invitation for the sale or purchase of the securities, assets or businesses of the Company and shall not form the basis of any contract. The contents of this Presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This Presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or acquire securities of the Company in the United States or in any other jurisdiction. The information contained in this Presentation is not, and under no circumstances is to be construed as, a prospectus, a public offering or an offering memorandum as defined under applicable securities legislation. No part of this Presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. The Presentation contains trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners. The Company does not intend to use or display other companies' trademarks, service marks, copyrights and trade names to imply a relationship with, or endorsement or sponsorship of the Company by, any other companies. The Company intends to conduct its business in the ordinary course during the evaluation period; however, it reserves the right to take any action during such period, whether or not in the ordinary course of business, including but not limited to the sale of any businesses or assets of the Company or potential acquisitions of businesses or assets, which it deems necessary or prudent in the conduct of its business. As the Company's financial advisor and investment banker, Guggenheim Securities and each other Advisor has obligations solely to the Company and will be entitled to be paid a fee or fees upon the successful consummation of a Potential Transaction or otherwise pursuant to the terms of its engagement letter. By accepting this Presentation, the recipient hereby acknowledges and agrees that neither Guggenheim Securities nor any other Advisor or any of their respective representatives (i) is acting as a financial advisor or investment banker to the recipient with respect to a Potential Transaction or (ii) owes any duty of loyalty or care to the recipient (whether in contract. in tort or otherwise) with respect to this Presentation or any Potential Transaction, in all cases notwithstanding any commercial relationship that may currently exist or have previously existed between the recipient and any of the foregoing (and each Advisor, on behalf of itself and its affiliates and related parties, expressly disclaims any such advisory, fiduciary or similar relationship or other duty). By accepting this Presentation, you acknowledge that you have read, understood and accepted the terms of this Disclaimer. You also acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not reproduce, distribute, disclose or use such information, in whole or part, in a manner that could jeopardize the confidentiality of such information, that you will not distribute, disclose or use such information in any way detrimental to the Company, and that you will, upon request, promptly return to the Company, delete or destroy this Presentation without retaining any copies thereof. This Disclaimer shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

3 Certain statements included in this Presentation, and any related oral statements, that are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control. These forward-looking statements are subject to a number of risks and uncertainties, including: our inability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; our ability to attract new customers and retain and motivate an increase in spending by our existing customers; our ability to grow our subscriptions business; the user experience of our customers on our websites; the extent to which we are able to maintain and expand the breadth and quality of our content library through content licensed from third-party suppliers, content acquisitions and imagery captured by our staff of in-house photographers; the mix of and basis upon which we license our content, including the price-points at, and the license models and purchase options through, which we license our content; the risk that we operate in a highly competitive market; the risk that we are unable to successfully execute our business strategy or effectively manage costs; our inability to effectively manage our growth; our inability to maintain an effective system of internal controls and financial reporting; our incurrence of debt, including related interest rate volatility and rising interest costs, which could have a negative impact on our financing options and liquidity position; our need to seek additional capital and any related inability to obtain additional capital on commercially reasonable terms; the risk that we may lose the right to use "Getty Images" trademarks; our inability to evaluate our future prospects and challenges due to evolving markets and customers' industries; the legal, social and ethical issues relating to the use of new and evolving technologies, such as Artificial Intelligence and machine learning (collectively, "AI"), including statements regarding AI and innovation momentum; the increased use of AI applications such as generative AI technologies that may result in harm to our brand, reputation, business, or intellectual property; the risk that our operations in and continued expansion into international markets bring additional business, political, regulatory, operational, financial and economic risks; our inability to adequately adapt our technology systems to ingest and deliver sufficient new content; the risk of technological interruptions or cybersecurity breaches, incidents, and vulnerabilities; the risk that any prolonged strike by, or lockout of, one or more of the unions that provide personnel essential to the production of films or television programs, such as the 2023 strike by the writers' union and the actors' unions and including its lingering effects, could further impact our entertainment business; the inability to expand our operations into new products, services and technologies and to increase customer and supplier awareness of our new and emerging products and services, including with respect to our AI initiatives; the loss of and inability to attract and retain key personnel that could negatively impact our business growth; the inability to protect the proprietary information of customers and networks against security breaches and protect and enforce intellectual property rights; our reliance on third parties; the risks related to our use of independent contractors; the risk that an increase in government regulation of the industries and markets in which we operate could negatively impact our business; the impact of worldwide and regional political, military or economic conditions, including declines in foreign currencies in relation to the value of the U.S. Dollar, hyperinflation, higher interest rates, trade wars and restrictions, tariffs, devaluation, military conflicts in Ukraine, South America and the Middle East, the impact of bank failures on the marketplace and the ability to access credit and significant political or civil disturbances in international markets where we conduct business; the risk that claims, judgments, lawsuits and other proceedings that have been, or may be, instituted against us or our predecessors, including pending lawsuits brought against us by former warrant holders, could adversely affect our business; the inability to regain compliance with the New York Stock Exchange continued listing standards; volatility in our stock price and in the liquidity of the trading market for our Class A common stock; the impact of any widespread outbreak of an illness, pandemic or other local or global health issue, natural disasters, or climate change; changes in applicable laws or regulations; the risks associated with evolving corporate governance and public disclosure requirements; the risk of greater than anticipated tax liabilities; the risks associated with the storage and use of personally identifiable information; earnings-related risks such as those associated with late payments, goodwill or other intangible assets; the risks associated with being an "emerging growth company" and "smaller reporting company" within the meaning of the U.S. securities laws; risks associated with our reliance on information technology in critical areas of our operations; our potential inability to pay dividends for the foreseeable future; the risks associated with additional issuances of Class A common stock without stockholder approval; costs related to operating as a public company; our ability to successfully identify and implement any potential strategic alternatives in a timely manner or at all, and the perceived uncertainties related to the Company; our expressed substantial doubt about our ability to continue as a going concern; and other risks and uncertainties identified in "Item 1A. Risk Factors" of our most recently filed Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission ("SEC") on March 16, 2026, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2026 (the "2025 Form 10-K") and in our other filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Presentation are more fully described under the heading "Item 1A. Risk Factors" in our 2025 Form 10-K and in our other filings with the SEC. The risks described under the heading "Item 1.A. Risk Factors" in our 2025 Form 10-K are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, the statements of belief and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us, as applicable, as of the date of this Presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. Forward Looking Statements

4 Financial Projections and Non-GAAP Financial Measures Financial Projections This Presentation includes certain statements, claims, estimates, predictions and other information prepared and provided by the Company with respect to the anticipated future performance of this Company and its subsidiaries. Any assumptions, views or opinions (including statements, projections, forecasts or other forward-looking statements) contained in this Presentation represent the assumptions, views or opinions of the Company as at the date indicated and are subject to change without notice. These statements are subject to known and unknown risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside our control, that could cause actual results to differ materially and potentially adversely from the results discussed in the forward-looking statements. Any estimates and projections contained herein are forward-looking in nature and involve significant elements of subjective judgment and analysis, which may or may not be correct. Forecasts and estimates regarding the Company's industry and markets are based on sources the Company believes to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. All information not separately sourced is from internal data of the Company and estimates. There is no guarantee that any of the forecasts, estimates or projections (including projections of revenue, expenses and earnings) set forth herein will be achieved. Actual results may vary from the projections and such variations may be material. Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or the future performance of the Company or any of its subsidiaries or any of its or their businesses. Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation contains certain non-GAAP financial measures, including: (1) Adjusted EBITDA, (2) Adjusted EBITDA Margin, (3) Revenue excluding AI Data Licensing Revenue, (4) Creative Revenue excluding Agency and iStock Commerce, (5) Agency Revenue, (6) Unlevered Pre-Tax Free Cash Flow also referred to herein as "Adjusted EBITDA less Capex", (7) Unlevered Pre-Tax Free Cash Flow Margin, also referred to herein as "Adjusted EBITDA less Capex Margin", (8) EBITDA and (9) currency neutral metrics. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating and financial performance and trends, consistent with how our management evaluates such performance and trends. We also evaluate our revenue on an as reported (U.S. GAAP) and currency neutral basis. We believe presenting currency neutral information provides valuable supplemental information regarding our comparable results, consistent with how we evaluate our performance internally. Please see the Appendix for reconciliations of these non-GAAP measures to the most comparable GAAP measures. Certain totals, subtotals and percentages may not reconcile due to rounding. The Company cannot provide a reconciliation between its non-GAAP projections and the most directly comparable GAAP measures without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results.

Getty Images Overview

A Preeminent Global Visual Content Creator and Marketplace With Worldwide Reach

Brand	gettyimages	iStock. by Getty Images	Unsplash
Q2 '26 LTM Revenue (% of Total)	$802 *82%*	$157 *16%*	$19 *2%*
Percent of Q2 '26 LTM Revenue from Annual Subscriptions	56%	54%	40%
Target Customer	Enterprises	Small-to-Medium Businesses (SMBs)	SMBs, "Prosumers", Pro & Semi-Pro Content Creators
Asset Type	Premium Creative & Editorial (Stills, Music, Video and Generative AI)	Budget Conscious (Stills, Music, Video and Generative AI)	Free & Low-Cost Creative Stills
Asset Rights	Uncapped Indemnification and Rights Customized to Customer Needs	Capped Indemnification With Option for More Protection	Capped / No Indemnification
Go-To-Market	Premium Account Management and Dedicated Support	Primarily E-Commerce and Online Service	Primarily E-Commerce and Online Service
Plans & Pricing	A La Carte, Subscriptions and Custom Assignments	À La Carte and Subscriptions	Free (Ads), Subscriptions, Ad-supported and Paid API Integrations



#2236555349, James Sutton - Formula 1

gettyimages

5

6 #1945137749, Marco Bottigelli 6 Strong and Consistent Financial Results Over Many Years Getty Images' financial performance has proven steady even in the face of sustained entry by free and lower- priced competitors because customers value premium, high-quality content Historical Revenue and Adj. EBITDA(1) Source: Company data. 1 Represents non-GAAP financial metrics. $919 $926 $917 $939 $981 $978 $309 $305 $301 $300 $321 $307 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 LTM Q2'26 Revenue Adj. EBITDA Revenue impacted by 2023 Hollywood Strikes 33.7% 32.9% 31.4% 32.9% 32.0% 32.7% Adj. EBITDA Margin EBITDA impacted by accelerated 404B SOX compliance and Stability AI Litigation Spend AI Data Licensing Approximate % of Total Revenue 0.0% 0.0% 0.0% 2.6% 4.4% 3.4%

Getty Images' Core Business of Premium Creative & Editorial Content Underpins the Stability of Revenue

Despite headwinds from declining agency demand and disruption to the iStock eCommerce business, the core business continues to show steadiness with the majority of the revenue base in growth mode fueled by premium content

Stable / Growth Business Lines


Historical
Forecast
Revenue impacted by 2023 Hollywood Strikes
Decline impacted by accelerated revenue recognition in 2025
$634
$15
$307
$312
$661
$15
$326
$320
$663
$17
$321
$325
$697
$41
$346
$311
$765
$55
$370
$340
$740
$40
$369
$330
$759
$46
$378
$335
$794
$50
$398
$345
$818
$55
$408
$355
FY 2021A
FY 2022A
FY 2023A
FY 2024A
FY 2025A
FY 2026E
FY 2027E
FY 2028E
FY 2029E

YoY Growth %

	FY 2021A	FY 2022A	FY 2023A	FY 2024A	FY 2025A	FY 2026E	FY 2027E	FY 2028E	FY 2029E
Total Stable / Growth		4.3%	0.3%	5.1%	9.7%	(3.3%)	2.6%	4.5%	3.1%
Total Other[1]		(0.5%)	14.0%	136.0%	35.2%	(26.1%)	14.6%	8.6%	8.7%
Total Editorial		6.2%	(1.6%)	7.9%	6.9%	(0.1%)	2.3%	5.4%	2.5%
Total Creative ex Creative Agency & iStock Ecommerce[2]		2.6%	1.6%	(4.5%)	9.5%	(3.1%)	1.6%	2.9%	2.9%

Declining Business Lines


$285
$143
$141
$265
$141
$124
$253
$144
$109
$242
$145
$97
$217
$134
$82
$180
$113
$67
$151
$89
$62
$135
$75
$60
$128
$68
$60
FY 2021A
FY 2022A
FY 2023A
FY 2024A
FY 2025A
FY 2026E
FY 2027E
FY 2028E
FY 2029E

	FY 2021A	FY 2022A	FY 2023A	FY 2024A	FY 2025A	FY 2026E	FY 2027E	FY 2028E	FY 2029E
Total Declining		(6.9%)	(4.4%)	(4.4%)	(10.6%)	(16.7%)	(16.1%)	(10.5%)	(5.8%)
iStock eCommerce		(1.8%)	2.5%	0.3%	(7.4%)	(15.5%)	(21.2%)	(15.5%)	(10.5%)
Creative Agency[2]		(12.1%)	(12.3%)	(10.8%)	(15.3%)	(18.7%)	(7.5%)	(3.2%)	0.0%

Source: Company filings, Company data.
Note: Figures represent reported revenue and growth. See Appendix for a reconciliation of Creative revenue.
[1] Includes data access and/or licensing, music licensing, digital asset management, distribution services and print sales. [2] See appendix for reconciliation.

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The Company's Cash Flow and Liquidity Have Been Consumed by Debt Service and Non-Operating Expenses


($ in millions)
Liquidity Bridge (12/31/2024 – 6/30/2026)
1
2
3
4
5
$271
$355
($61)
($258)
Non-Operating Expenses
($108)
($81)
($25)
($17)
$4
$82
Liquidity as of 12/31/2024 (1)
Adj. EBITDA less Capex
Income Taxes Paid (2)
Debt Service Costs (3)
SSTK Merger (4)
Warrant Litigation
Other Financing Costs
Stability AI Litigation
Other
Liquidity as of 6/30/2026

1. **Adj. EBITDA less Capex**: The company's core business is strong, proven by its consistent ability to generate strong Adj. EBITDA less Capex, though liquidity has been depleted by the following items:
2. **Debt Service (interest + amortization)**: Impacted by cash interest on bonds and required principal repayments on the EUR term loan (€22MM annually) and 14% SUNs ($60MM annually, with $0.6MM step-up in 2027)
3. **SSTK Merger Costs**: Cumulative cash outflows for merger-related legal, accounting, CMA regulatory costs and the costs associated with the financing raised for the merger
4. **Warrant Litigation**: ~$111MM cash outflow to satisfy the initial judgment, net of $30MM of insurance proceeds and a $280K refunded surety bond premium – funded by a revolver draw. **Excludes any potential payments related to the New York State warrant cases or Lapp & Berner cases**
5. **Stability AI Litigation**: costs associated with ongoing Stability AI litigation in US and UK

Source: Company filings, Company analysis.
[1] Liquidity represents cash + undrawn revolver commitments. [2] Includes foreign taxes withheld. [3] Excludes SSTK merger financing costs. Amortization expense on the EUR term loan for 2025 is converted using the EUR/USD spot rate at each respective quarter-end. [4] Includes SSTK merger financing costs. SSTK merger includes transactional, regulatory & financing costs.

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9 #2286494153, Shi Tang • Cash taxes assumed to be ~14% - 17% of Adj. EBITDA less Capex based on current capitalization(1) • Q3'26 and Q4'26 assumed to have ~$17MM and ~$3MM of negative cash flow impacts, respectively, related to now-terminated merger, working capital and other one-time cash flow items(2) Overview of Financial Forecast • Revenue declines in 2026 are largely due to accelerated revenue recognition (ASC606) on two large multi-year deals booked in Q4'25 that pulled significant revenue forward • Core business of Getty Images creative and editorial is forecasted to continue growth at a low-to-mid single digit pace • Overall growth is moderated by forecasted declines in iStock due to reduced eCommerce demand and the creative agency business consistent with historical trend • Eventually, growth in the core business outpaces the declining business lines, returning the overall business to growth Revenue • Reduction in margin due to benefit of accelerated revenue recognition in 2025 that is not included in forecast for 2026 and the impact of product mix shift expected in 2026 • Margins assumed to stay consistently north of 70% with some deviations due to timing and product mix Revenue Less Cost of Revenue • Adjusted EBITDA margin improvement beginning in 2027 due to rationalization in marketing spend associated with the iStock business • In future periods remaining cost base is forecasted to grow modestly due to general inflation Adjusted EBITDA Other 1 H2'26 is expected to be ~7% due to deductible expenses that are not forecasted to continue in 2027 and beyond. 2 Net working capital assumed to be flat in future forecast periods. ~$17MM and ~$3MM exclude any potential impact from warrant judgment payments or CRA payments as disclosed in the Company's latest 10-Q filing.

10 Historical & Projected Financials Revenue ($ in millions) Revenue Less Cost of Revenue ($ in millions) YoY % growth $917 $939 $981 $920 $911 $929 $946 2023A 2024A 2025A 2026E 2027E 2028E 2029E (0.5%)2 2.4% 3.8% (7.3%)(3) (0.8%) 2.0% 1.8% CN: (1.0%)2 2.5% 4.5% (6.2%)(3) (1.0%) 2.0% 1.8% 72.7% 73.1% 73.4% 70.9% 70.9% 70.9% 70.8% % Margin Adj. EBITDA ($ in millions) Adj. EBITDA Less CapEx ($ in millions) % Margin $666 $686 $720 $652 $646 $658 $670 2023A 2024A 2025A 2026E 2027E 2028E 2029E $301 $300 $321 $264 $291 $293 $297 2023A 2024A 2025A 2026E 2027E 2028E 2029E 32.9% 32.0% 32.7% 28.7% 32.0% 31.5% 31.4% $244 $243 $261 $208 $237 $238 $240 2023A 2024A 2025A 2026E 2027E 2028E 2029E Source: Company filings and management projections. 1 Reflects Currency Neutral growth. Currency Neutral revenue changes are not prepared in accordance with GAAP and exclude the impact of fluctuating foreign currency values pegged to the U.S. Dollar between comparative periods by translating all local currencies using the current period exchange rates. 2 Adverse impact from Hollywood strikes in 2023. 3 2026 growth distorted by ASC 606 timing effects tied to large multi-year AI licensing deals signed in 2025, with ~$40MM of revenue recognized on an accelerated basis in Q4 2025. (1)

11 Adj. EBITDA Bridge $321 ($45) ($23) $11 $264 ($7) $37 $12 ($15) $291 2025A Adj. EBITDA Revenue Change GM Decrease SG&A / Other 2026E Adj. EBITDA Revenue Change iStock Marketing Rationalization Other SG&A Initiatives Other 2027E Adj. EBITDA Adj. EBITDA Bridge: Key Drivers of the 2025A – 2027E Change Source: Company Forecast Model, Company Business Optimization Presentation. 1 2026E and 2027E Revenue Change estimated using decrease in revenue multiplied by FY 2025 revenue less cost of revenue margin of ~73% and FY 2026E revenue less cost of revenue margin ~71%, respectively. 2 Other largely represents the inflationary impacts on the remaining cost structure. ($ in millions) (1) (1) (2)

ID #, Photographer Name 12 Appendix #1496422871, Slim Aarons

Getty Images Historical Financials & Reconciliations

Getty Images Historical Financials & Reconciliation *(figures in $MM)*	12/31/2021 FY2021	12/31/2022 FY2022	12/31/2023 FY2023	12/31/2024 FY2024	12/31/2025 FY2025	LTM Q2'26
Reported Revenue	$919	$926	$917	$939	$981	$978
Revenue Growth % (Excl. Retired Products)	*13%*	*1%*	*(1%)*	*2%*	*4%*	*3.5%*
Net Income / (Loss), Reported	117	(78)	20	39	(206)	(159)
(+) D&A	100	93	78	61	65	66
(+) Interest Expense, net	122	117	127	131	156	198
(+/-) Income Tax Expense / (Benefit)	19	44	(46)	47	44	79
EBITDA, Reported	**$359**	**$177**	**$178**	**$280**	**$59**	**$183**
(+) Equity-Based Compensation	6	9	38	22	17	15
(+) Restructuring Costs	0	(1)	–	–	–	–
(+) Loss on Debt Ext. & Modification Expenses	–	3	–	–	5	–
(+) Loss on Litigation, net of recovery	–	1	56	20	100	104
(+) Non-Recurring Operating Expenses[1]	–	161	2	16	55	37
(+/-) FX Gains/Losses and Other Expenses[2]	(56)	(45)	28	(38)	85	(33)
Adj. EBITDA	**$309**	**$305**	**$301**	**$300**	**$321**	**$307**
Adj. EBITDA Growth	*13%*	*(1%)*	*(1%)*	*(0%)*	*7%*	*(2%)*
Adj. EBITDA Margin	*34%*	*33%*	*33%*	*32%*	*33%*	*31%*
Adj. EBITDA	$309	$305	$301	$300	$321	$307
(-) CapEx	(49)	(59)	(57)	(57)	(60)	(62)
Adj. EBITDA less CapEx[3]	**$260**	**$246**	**$244**	**$243**	**$261**	**$249**
Total Debt	$1,772	$1,434	$1,401	$1,314	$2,006	$2,069
(-) Cash & Cash Equivalents	(186)	(98)	(137)	(121)	(90)	(52)
(-) Cash in Escrow to Redeem 10.50% Senior Secured Notes[4]	–	–	–	–	(628)	(628)
Total Net Leverage	**$1,586**	**$1,336**	**$1,264**	**$1,193**	**$1,287**	**$1,389**
Net Leverage / Adj. EBITDA	5.1x	4.4x	4.2x	4.0x	4.0x	4.5x

[1] Beginning in the third quarter 2023 reporting period, the Company reclassified historical legal fees associated with our warrant litigation from "Selling, general and administrative expenses" to "Loss on litigation" within the Condensed Consolidated Statements of Operations and revised its Adjusted EBITDA calculation. [2] Fair value adjustments for our swaps and foreign currency exchange contracts, foreign exchange gains (losses) and other insignificant non-operating related expenses. [3] Adjusted EBITDA minus Capital Expenditures is used as a proxy for Unlevered Pre-Tax Free Cash Flow. [4] Cash held in escrow is included in the Company's reported restricted cash balance and is deducted here in an amount equal to the principal amount of the 10.50% Senior Secured Notes for purposes of the net leverage calculation.

gettyimages
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14 Getty Images Creative Revenue Reconciliation 1 Agency is based on booked revenue, which is a good approximation for recognized given the Agency revenue is predominantly a la carte. Booked revenue is the amount of revenue invoiced to customers in the period. ($ in millions) Getty Images Creative Revenue Reconciliation (figures in $MM) LTM LTM FY2021A FY2022A FY2023A FY2024A FY2025A FY2026E FY2027E FY2028E FY2029E Q2'25A Q2'26A Revenue Reconciliation ($) Total Creative Revenue (reported) $597 $585 $579 $553 $557 $510 $486 $480 $483 $539 $548 Less: Creative Agency Booked Revenue(1) (141) (124) (109) (97) (82) (67) (62) (60) (60) (91) (75) Less: iStock eCommerce Revenue (143) (141) (144) (145) (134) (113) (89) (75) (68) (141) (123) Total Creative ex Creative Agency & iStock Ecommerce $312 $320 $325 $311 $340 $330 $335 $345 $355 $307 $350 YoY Growth Rates (%) Total Creative Revenue (reported) (1.9%) (1.1%) (4.5%) 0.7% (8.4%) (4.7%) (1.2%) 0.5% 1.6% Creative Agency Booked Revenue(1) (12.1%) (12.3%) (10.8%) (15.3%) (18.7%) (7.5%) (3.2%) – (17.6%) iStock eCommerce Revenue (1.8%) 2.5% 0.3% (7.4%) (15.5%) (21.2%) (15.5%) (10.5%) (12.8%) Total Creative ex Creative Agency & iStock Ecommerce 2.6% 1.6% (4.5%) 9.5% (3.1%) 1.6% 2.9% 2.9% 13.8%